                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 3, 1997
                                (DATE OF REPORT)

                          AMBASSADOR APARTMENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    1-14132
                             (COMMISSION FILE NO.)

                 MARYLAND                               36-3948161
(STATE OR OTHER JURISDICTION OF INCORPORATION)       (I.R.S. EMPLOYER
                                                     IDENTIFICATION NO.)

 77 W. WACKER DRIVE, CHICAGO, ILLINOIS                        60601
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


                               (312) 917-1600
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.

ITEM 2.  ACQUISITIONS OF ASSETS

         On October 1, 1996, the Company acquired Crossings of Bellevue
Apartments for $15.6 million.   Crossings of Bellevue is a 300 unit apartment
complex located in Bellevue, Tennessee. The Company financed this acquisition by assuming $8.6 million of variable, tax exempt bonds (the "Bellevue Bonds") and borrowed the remainder under the Bank One Loan. The Bellevue Bonds were issued by the Industrial Development Board of the Metropolitan Government of Nashville and Davidson County and bear interest at 8.3% per annum. The Crossings of Bellevue was acquired from an unaffiliated third party.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.

         Statements of Revenue and Certain Expenses for the year ended December 31, 1995 and for the nine months ended September 30, 1996 (unaudited) for Crossings of Bellevue Apartments.

         (b)     Pro Forma Financial Information (unaudited)

         Pro Forma Condensed Consolidated Financial Statements of Ambassador Apartments, Inc. as of September 30, 1996, and for the year ended December 31, 1995 and the nine months ended September 30, 1996.

         (c)     Exhibits.

          Exhibit               Description
          Number                of Exhibit
          ------                -----------------
          23.1                  Consent of Ernst & Young LLP

                          AMBASSADOR APARTMENTS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet has been presented as if the acquisition of Crossings of Bellevue had occurred on September 30, 1996. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the consolidated financial statements of the Company included in the Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 1996. In management's opinion, all adjustments necessary to reflect these transactions have been made. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1996, nor does it purport to present the future financial position of the Company.

                                           AMBASSADOR               PREVIOUSLY
                                        APARTMENTS, INC.             ACQUIRED            PRO FORMA
                                        (HISTORICAL) (E)           PROPERTIES (D)       ADJUSTMENTS            PRO FORMA
                                         ------------------        --------------       ------------          ------------
ASSETS:
Rental property, net                      $   408,254                   $24,000        $    15,600 (A)        $  447,854
Cash                                            2,705                        --                 --                 2,705
Other assets                                   57,696                        --                 --                57,696
                                          -----------                   -------        -----------            ----------
Total assets                              $   468,655                   $24,000        $    15,600            $  508,255
                                          ===========                   =======        ===========            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Bonds payable                             $   231,250                    15,500        $     8,600 (B)        $  255,350
Notes payable                                  71,984                     8,500              7,000 (C)            87,484
Other liabilities                               9,115                        --                 --                 9,115
                                          -----------                   -------        -----------            ----------
                                              312,349                    24,000             15,600               351,949
                                          -----------                   -------        -----------            ----------
Minority interest                              32,319                        --                 --                32,319
Preferred Stock                                24,394                        --                 --                24,394
Stockholders' equity:
Common Stock                                       90                        --                 --                    90
Distributing in excess of accumulated
earnings                                      (13,467)                       --                 --               (13,467)

Additional paid in capital                    112,970                        --                 --               112,970
                                          -----------                   -------        -----------            ----------
Total stockholders' equity                     99,593                        --                 --                99,593
                                          -----------                   -------        -----------            ----------
Total liabilities and stockholders'
  equity                                  $   468,655                   $24,000        $    15,600            $  508,255
                                          ===========                   =======        ===========            ==========


See Notes to Pro Forma condensed consolidated Balance Sheet.

             NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)



 (A) RENTAL PROPERTY, NET:

 Reflects the acquisition of Crossings of Bellevue property.                                $15,600
                                                                                            =======
 (B) BONDS PAYABLE:
 Reflects the assumption of bonds payable associated with the acquisition.                   $8,600
                                                                                            =======
 (C) NOTES PAYABLE:

 Reflects additional borrowings on the Company's line of credit associated with
 the acquisition.                                                                            $7,000
                                                                                            =======

 (D) PREVIOUSLY ACQUIRED PROPERTIES
 Represents acquisition of SunLake Apartments and assumption of bonds payable and additional borrowings on the Company's line of credit in connection therewith as included in the Company's Current Report on Form 8-K dated February 21, 1997.

 (E) HISTORICAL
 Reflects the purchase price and related borrowings associated with the acquisition of Haverhill Commons Apartments and Arbors and Ocean Oaks
 Apartments included in the Company's Current Report on Form 8-K dated
 February 21, 1997.


                          AMBASSADOR APARTMENTS, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

The following unaudited Pro Forma Condensed Consolidated Statements of Income have been presented as if the acquisition of Crossings of Bellevue Apartments had occurred on January 1, 1995. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the consolidated financial statements of the Company filed on Form 10-K, and Form 10-Q, for the year ended December 31, 1995 and for the period ended September 30, 1996 respectively, and the historical financial statements for Crossings of Bellevue Apartments purchased by Ambassador Apartments, Inc. included elsewhere herein. In management's opinion, all adjustments necessary to reflect this transaction have been made. The unaudited Pro Forma Condensed Consolidated Statements of Income are not necessarily indicative of what actual results of operations of the Company would have been had these transactions actually occurred as of January 1, 1995 nor do they purport to represent the results of operations of the Company for future periods.

                                                                   YEAR ENDED DECEMBER 31, 1995
                                                ---------------------------------------------------------------
                                                     AMBASSADOR       PREVIOUSLY
                                                  APARTMENTS, INC.     ACQUIRED         PROFORMA          PRO-
                                                    (HISTORICAL)      PROPERTIES     ADJUSTMENTS(G)      FORMA
                                                ------------------   -----------   ----------------   ---------
Rental revenues . . . . . . . . . . . .          $          53,381    $    8,316    $      2,223(A)    $  63,920
Property operating  . . . . . . . . . .                     20,835         3,341             555(B)       24,731
Real estate taxes . . . . . . . . . . .                      5,255           785             135(C)        6,175
Depreciation & Amortization . . . . . .                     11,686         1,686             499(D)       13,871
Gain on sale of property  . . . . . . .                       (966)           --             --             (966)
Interest  . . . . . . . . . . . . . . .                     10,369         2,302           1,295(E)       13,966
                                                ------------------    ----------    ---------------    ---------
Total Expenses . . . . . . . . . . . . .                    47,179         8,114           2,484          57,777
                                                ------------------    ----------    ---------------    ---------
Net income (loss) before allocation of minority
interest, loss on sale of cap and
extraordinary item  . . .. . . . . . . . . .                 6,202           202            (261)          6,143
Income (loss) allocated to minority interest .                (615)          (20)             26(F)         (609)
                                                ------------------    ----------    ---------------    ---------
Income before loss on sale of cap and
extraordinary item  . . . . . . . . . . . .                  5,587           182           (235)       $   5,535
Loss on sale of cap, net of minority
interest. . . . . . . . . . . . . . . . . .                     --            --             --               --
                                                ------------------    ----------    ---------------    ---------
Income before extraordinary item  . . . . .                  5,587    $      182       $   (235)       $   5,534
                                                                      ===========    ==============    =========

Extraordinary item, net of minority
interest. . . . . . . . . . . . . . . . . .                  4,360
                                                ------------------
Net income  . . . . . . . . . . . . . . . .                  9,947

Income allocated to preferred shareholders.                     --
                                                ------------------
Net income applicable to common
shareholders . . . . . . . . . . . . . . . .    $            9,947
                                                ==================
Income, before extraordinary item per
weighted average common shares
outstanding. . . . . . . . . . . . . . . . .    $             0.62                                     $    0.62
                                                ==================                                    ==========
Weighted average Common Shares outstanding .             8,958,525                                     8,958,525
                                                ==================                                     =========


                                                           NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                ---------------------------------------------------------------
                                                    AMBASSADOR       PREVIOUSLY
                                                  APARTMENTS, INC.     ACQUIRED         PROFORMA        PRO-
                                                    (HISTORICAL)      PROPERTIES      ADJUSTMENTS(G)    FORMA
                                                ------------------   -----------   ----------------   ---------
Rental revenues . . . . . . . . . . . .         $         49,343   $      (A)375    $     1,660 (A)   $ 56,378
Property operating  . . . . . . . . . .                   18,132          (B)979            471 (B)     20,582
Real estate taxes . . . . . . . . . . .                    4,442          (C)523            102 (C)      5,067
Depreciation & Amortization . . . . . .                   10,999          (D)054            374 (D)     12,427
Gain on sale of property  . . . . . . .                       --              --             --             --
Interest  . . . . . . . . . . . . . . .                   11,497             439            971 (E)     13,907
                                                ----------------      ----------    -----------        -------
Total Expenses  . . . . . . . . . . . .                   45,070           4,995          1,918         51,983
                                                ----------------      ----------    -----------        -------
Net income (loss) before allocation
of minority interest, loss on sale of
cap and extraordinary item  . . . . . .                    4,273             380           (258)         4,395
(Income) loss allocated to minority interest              (1,032)            (38)            26 (F)     (1,044)
                                                ----------------      ----------    -----------        -------
Income (loss) before loss on sale of cap and
extraordinary item  . . . . . . . . . .                    3,241             342           (232)         3,351

Loss on sale of cap, net of minority
interest. . . . . . . . . . . . . . . .                    2,084              --             --          2,084
                                                ----------------      ----------    -----------        -------
Income before extraordinary item  . . .                    1,157     $       342    $      (232)      $  1,267
                                                                     ===========     ==========       ========
Extraordinary item, net of minority
interest. . . . . . . . . . . . . . . .                       --
                                                 ---------------
Net income  . . . . . . . . . . . . . .                    1,157
Income allocated to preferred
shareholders  . . . . . . . . . . . . .                      283
                                                 ===============
Net income applicable to common
shareholders. . . . . . . . . . . . . .          $           874
                                                 ===============
Income, before extraordinary item per
weighted average common shares
outstanding . . . . . . . . . . . . . .          $          0.10                                    $    0.14
                                                 ===============                                    ==========
Weighted average Common Shares

outstanding . . . . . . . . . . . . . .                8,958,525                                     8,958,525
                                                 ===============                                    ==========

See Notes to Pro Forma Condensed Consolidated Statements and Income.



               NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)


                                                                   NINE MONTHS ENDED             YEAR ENDED
                                                                   SEPTEMBER 30, 1996         DECEMBER 31, 1995
                                                                   -------------------        -----------------

 (A) RENTAL REVENUES:

 Reflects the historical results of the Acquired Property          $   1,660                       $ 2,223
                                                                   =========                       =======
 (B) PROPERTY OPERATING:

 Reflects the historical results of the Acquired Property          $     471                       $   555
                                                                   =========                       =======

 (C)  REAL ESTATE TAXES:

 Reflects the historical results of the Acquired Property          $     102                       $   135
                                                                   =========                       =======

 (D) DEPRECIATION & AMORTIZATION:

 Reflects Depreciation of the Acquired Property's estimated
 building basis ($12,480) using an average useful life of
 25 years.                                                         $     374                       $   499
                                                                   =========                       =======

 (E) INTEREST:

 Reflects additional interest costs at stated rates on bonds assumed by the Company and line of credit borrowings with
 respect to the Acquisition  Property                              $     971                       $ 1,295
                                                                   =========                       =======

 (F) MINORITY INTEREST:

 To adjust income allocated to minority interest resulting
 from Pro Forma adjustments related to the acquisition of the
 Acquired Properties.                                              $      62                       $    26
                                                                   =========                       =======

 (G) PREVIOUSLY ACQUIRED PROPERTIES:

  Reflects previously acquired residential properties which include Haverhill Commons Apartments, Sun Lake Apartments and Arbors and Ocean Oaks Apartments (The "Previously
 Acquired Properties") as reported in the Company's Current
 Report on Form 8-K dated February 21, 1997.


                           STATEMENTS OF REVENUE AND
                              CERTAIN EXPENSES FOR
                        CROSSINGS OF BELLEVUE APARTMENTS


                               TABLE OF CONTENTS

                                                                                              PAGE(S)
                                                                                              -------
 REPORT OF INDEPENDENT AUDITORS                                                                  8


 STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1995
 AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED) FOR CROSSINGS OF
 BELLEVUE APARTMENTS                                                                             9
 NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES                                            10


                         REPORT OF INDEPENDENT AUDITORS




Board of Directors
Ambassador Apartments, Inc.



        We have audited the statement of revenue and certain expenses of Crossings of Bellevue Apartments for the year ended December 31, 1995. This statement of revenue and certain expenses is the responsibility of Crossings of Bellevue Apartments' management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

        The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on the Current Report on Form 8-K of Ambassador Apartments, Inc. as described in Note 2 and is not intended to be a complete presentation of Crossings of Bellevue Apartments' revenue and expenses.

        In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Crossings of Bellevue Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


Chicago, Illinois                                           ERNST & YOUNG LLP
February 28, 1997

                        CROSSINGS OF BELLEVUE APARTMENTS
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



                                                                                   NINE MONTHS ENDED
                                                YEAR ENDED DECEMBER 31,           SEPTEMBER  30, 1996
                                                        1995                         (UNAUDITED)
                                               -----------------------         ----------------------
 Revenue:
      Rental                                        $      2,135                    $      1,606
      Other                                                   88                              54
                                                    ------------                    ------------
         Total Revenue                                     2,223                           1,660



 Certain Expenses:

      Real estate taxes                                      135                             102
      Utilities                                              157                             132

      Insurance                                               64                              56
      Property operating and maintenance                     334                             283
                                                    ------------                    ------------
         Total expenses                                      690                             573
                                                    ------------                    ------------
 Revenue in excess of certain expenses              $      1,533                    $      1,087
                                                    ============                    ============





                            See accompanying notes.

                       CROSSINGS OF BELLEVUE APARTMENTS
             NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)



1.      BUSINESS

        The accompanying statements of revenue and certain expenses represent the operations of Bellevue Crossing Apartments, a 300-unit apartment project in Bellevue, Tennessee. On October 1, 1996, Ambassador Apartments, Inc. purchased Bellevue Crossing Apartments from the prior owner, an unaffiliated real estate company.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

        The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Ambassador Apartments, Inc. The statements are not representative of the actual operations of Bellevue Crossing Apartments for the periods presented nor indicative of future operations, as certain expenses, consisting of depreciation, amortization, interest, and management and other professional fees, have been excluded.

Revenue Recognition

        Rental income is recognized as income in the period earned.

Rentals

        At September 30, 1996 and December 31, 1995, approximately 95% (unaudited) and 96% of the apartment units were occupied, respectively.

Use of Estimates

        The preparation of these financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMBASSADOR APARTMENTS, INC.


 March 3, 1997                               By:  /s/ Adam D. Peterson
-------------------                               ---------------------------
    (Date)                                            Adam D. Peterson
                                                      Executive Vice President
                                                      and Chief Financial
                                                      Officer

                                Exhibit Index


 Exhibit                Description
 Number                 of Exhibit
 -------                -----------
 23.1                   Consent of Ernst & Young LLP